UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 13, 2004

Date of Report (Date of Earliest Reported Event)

GENETRONICS BIOMEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11199 Sorrento Valley Road, San Diego California, 92121-1334

(Address of principal executive offices)

(858) 597-6006

(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

(a) None.

(b) None.

(c) The following exhibits are attached hereto and incorporated herein by reference.

Exhibit No.	Exhibit Description
99.1	Press release dated August 13, 2004 announcing second quarter 2004 financial results.

Item 12. Results of Operations and Financial Condition.

On August 13, 2004, Genetronics Biomedical Corporation (the “Registrant”) announced its results of operations for the quarter and six months ended June 30, 2004.   A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.  The information in this report, including the exhibit hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GENETRONICS BIOMEDICAL CORPORATION

Dated: August 16, 2004	By:	/s/ Peter Kies
Name: Peter Kies
Title: Chief Financial Officer